UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2009

DIATECT  INTERNATIONAL  CORPORATION
(Exact name of registrant specified in charter)

California	0-10147	82-0513509
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Industrial Parkway,  Heber City, Utah 84032
(Address of principal executive offices)  (Zip Code)

(435) 654-4370
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors.

On Monday, November 16, 2009, Tim White, David Carlile and Phil Ellett resigned from the Diatect International Board of Directors. The company thanks them for their past service and support. Their resignations were the result of the company not being able to maintain a liability policy for officers and directors. Diatect International has initiated a search for new directors and is currently resolving the D&O insurance issue.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diatect International Corporation

Date: November 18, 2009	By:	/s/ F Patrick Carr
F Patrick Carr
President and Chief Executive Officer